Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 1 18 August 2022 ASX RELEASE Company Announcements Platform July Business Update Sezzle Continues to Close the Gap to Profitability Sezzle Inc. (ASX:SZL) (Sezzle or Company) // Purpose-driven installment payment platform, Sezzle, is pleased to provide the market with an update on key financial metrics for the month ended 31 July 2022.1 • Underlying Merchant Sales (UMS) for July 2022 UMS increased 9.5% MoM to US$141.2M (A$202.1M2), with Total Income growing 4.0% MoM to US$10.2M (A$14.5M2). • The Company’s current initiatives, expected to generate US$40.0 million in annualized revenue and cost savings, continue to help drive the Company towards positive free cash flow and profitability. o Initiatives include: 1) offboarded or renegotiated rates with merchants and network partners, 2) reduction in workforce, 3) scaled back efforts in Europe and Brazil, 4) ceased payment processing in India, 5) reduced third-party spend, and 6) launched the Sezzle Premium subscription product. o As a result of these initiatives, July cash burn, defined as Total Income less Transaction Related Costs3 less Adjusted Operating Expenses4, decreased to US$1.8M (A$2.6M2). • Consumer adoption and usage of Sezzle Premium (launched in June 2022) remains strong with 64,000 subscribers as of 16 August 2022. • Sezzle is preparing the launch of a Convenience Fee for U.S. consumers who prefer to use a debit or credit card for installment payments 2-4. Consumers will still have the option to pay via ACH for installments 2-4 for no additional cost. The Company plans to test the initiative over the coming months with full rollout planned for 4Q22. 1 July results are unaudited. 2 A$ to US$ exchange rate of $0.69874 as of 31 July 2022. 3 Total Income less Transaction Related Costs is a non-GAAP financial measure equal to Total Income less the sum of Transaction Expense, Provision for Uncollectible Accounts, and Net Interest Expense. 4 Adjusted Operating Expense is a non-GAAP measure equal to the sum of Personnel (excluding equity-based compensation), third-party tech & data, marketing & tradeshows, adjusted general & administrative expense (excluding depreciation, amortization, impairments, and non-recurring expenses).

sezzle
The way forward.

"July's results demonstrate the progress and success of our initiatives in Sezzle's evolution to be a profitable and positive free cash flow business by year end," noted Charlie Youakim, Sezzle's Chairman and CEO. *"We understand the impact these initiatives have on growth, so teams are moving expeditiously to achieve profitability before refocusing efforts back to growth."*

Key Activity During the Quarter:

- **UMS and Total Income.** UMS reached US$141.2 million in July, representing a 9.5% increase over June 2022. The growth is primarily driven by increased volume within the Sezzle Premium program and long-term volume increasing over 100% MoM, as the Company expands merchant adoption alongside its lending partner Bread.

  Total Income grew 4.0% MoM to US$10.2 million for July. Recent initiatives continue to elevate Total Income as a percentage of UMS above 7.0%, including offboarding unprofitable merchants and renegotiating merchant and network partner contracts. In addition, significant uptake in Sezzle Premium adoption contributed incremental revenue to the Company's Total Income.


CLOSING THE GAP (US$ IN MILLIONS)
$6.1
$7.4
$7.7
$6.9
$5.8
$1.8
($0.7)
$1.3
$3.2
$4.0
3Q21 Monthly Avg.
4Q21 Monthly Avg.
1Q22 Monthly Avg.
2Q22 Monthly Avg.
July 2022
Total Income less Transaction Related Costs
Adjusted Operating Expense

  Total Income less Transaction Related Costs improved month over month, driven by a shift towards ACH as the primary repayment method and a reduced Provision for Uncollectible Accounts resulting from refined underwriting strategies. Additionally, the Company lowered its Adjusted Operating Expense further via a decrease in General & Administrative, Marketing, Advertising, and Tradeshow expenses.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401

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Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 3 As a result, the Company reduced its gap between Total Income less Transaction Related Costs and Adjusted Operating Expense to $1.8 million in July 2022 from $3.7 million in 2Q22 (average monthly cash burn). The Company expects to continue to experience sequential improvement as it targets profitability by year end. • Sezzle Premium Update. The subscription product is off to a strong start with over 64,000 active subscribers through the first 75 days. Subscribers are enjoying shopping at blue chip brands like Walmart, Amazon, Instacart, and Nike, resulting in Sezzle Premium UMS accounting for over 10% of total UMS in July 2022. The Company plans to continue adding value and growing the program by launching new product features and adding exclusive merchants for premium subscribers. • Payment Convenience Fee. Sezzle is preparing to launch a Convenience Fee for U.S. consumers who prefer to use a debit or credit card for installment payments 2-4 through the core pay-in-four product. The fee will not apply to the first installment; consumers are still required to pay with a card. Additionally, consumers will have the option to pay via ACH for installments 2-4 for no additional cost. The Company expects this initiative to motivate consumers to pay using lower-cost ACH processing, in turn significantly improving unit economics. The Convenience Fee will be rolled out in tests toward the end of 3Q22 with the intention of a full launch in 4Q22. This July business update has been approved by the Company’s Executive Chairman and CEO, Charlie Youakim, on behalf of the Sezzle Inc. Board. Contact Information For more information about this announcement: Lee Brading, CFA Investor Relations +651 240 6001 InvestorRelations@sezzle.com Justin Clyne Company Secretary +61 407 123 143 jclyne@clynecorporate.com.au Erin Foran Media Enquiries +651 403 2184 erin.foran@sezzle.com

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 4 About Sezzle Inc. Sezzle is a fintech company on a mission to financially empower the next generation. Sezzle’s payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle’s transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom. For more information visit sezzle.com. Sezzle’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (Securities Act) for offers of securities which are made outside the US. Accordingly, the CDIs have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a QIB for the foreseeable future, unless the re-sale of the CDIs is registered under the Securities Act or another exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act. Cautionary Note Regarding Forward-Looking Statements This report contains certain forward-looking statements within the meaning of the federal securities laws with respect to: statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” or similar expressions. These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) the potential impact of the termination of our merger agreement with Zip Co Limited, including any impact on our stock price, business, financial condition and results of operations, and the potential negative impact to our business and employee relationships(ii) impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; (iii) impact of operating in a highly competitive industry; (iv) impact of macro-economic conditions on consumer spending; (v) our ability to increase our merchant network, our base of consumers and Underlying Merchant Sales (“UMS”); (vi) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vii) our ability to meet additional capital requirements; (vii) impact of exposure to consumer bad debts and insolvency of merchants; (ix) impact of the integration, support and prominent

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 5 presentation of our platform by our merchants; (x) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xi) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xii) impact of the loss of key partners and merchant relationships; (xiii) impact of exchange rate fluctuations in the international markets in which we operate; (xiv) our ability to protect our intellectual property rights; (xv) our ability to retain employees and recruit additional employees; (xvi) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and the international markets in which we operate; (xvii) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xviii) the other factors identified in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2022 and subsequent quarterly reports on Form 10-Q. The foregoing list of factors is not exhaustive. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management’s expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this release. This release has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the presentation (any of which may change without notice). No Offer or Solicitation This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to another available exemption.